Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OWC Pharmaceutical Research Corp. (the “Company”) on Form 10-Q for the period ended September 30, 2018 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Yossi Dagan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yossi Dagan
Yossi Dagan
Chief Financial Officer – Principle Financial and Principle Accounting Officer

Dated: November 8, 2018

A signed original of this written statement required by Section 906 has been provided to OWC Pharmaceutical Research Corp. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.